                            MISSION TRACE APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995

              [FARMER, FUQUA, HUNT & MUNSELLE, P.C. LETTERHEAD]





                          Independent Auditors' Report




To the Board of Trustees
Vinland Property Trust

We have audited the accompanying statement of revenues and direct operating expenses of Mission Trace Apartments for the year ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Vinland Property Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Mission Trace Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


/s/ FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
July 8, 1996
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                            MISSION TRACE APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995



REVENUES
         Net rental revenues                                      $  610,059
         Other revenues                                               37,862
                                                                  ----------

                 Total revenues                                      647,921

OPERATING EXPENSES
         Repairs and maintenance                                      80,074
         Salaries and benefits                                        74,582
         Property taxes                                               63,979
         Utilities                                                    30,191
         Insurance                                                    16,334
                                                                  ----------

                 Total direct operating expenses                     265,160
                                                                  ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                   $  382,761
                                                                  ==========


        The accompanying notes are an integral part of this statement.



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                            MISSION TRACE APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1995

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         Mission Trace Apartments is a 96-unit apartment complex, located in Tallahassee, Florida. During 1995, the property was owned by EKS, Inc. until August when First Federal Savings and Loan Association of Osceola County foreclosed on the property.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  OTHER REVENUES

         Other revenues consist of the following:

         Security deposits forfeited                       $  19,947
         Late fees                                             8,480
         Miscellaneous                                         6,525
         Laundry revenue                                       2,910
                                                           ---------

                                                           $  37,862
                                                           =========

NOTE 3:  SUBSEQUENT EVENT

         The property was sold to Vinland Property Trust, a California business trust, on May 1, 1996.